                                                                    Exhibit 10.8


                        LAMP MATERIALS PURCHASE AGREEMENT


         THIS AGREEMENT is entered into as of the 30th day of September 1999, by and between GENERAL ELECTRIC COMPANY, a New York corporation, acting through its GE LIGHTING business, having offices at Nela Park, Cleveland, Ohio 44112 ("Purchaser"), APL ENGINEERED MATERIALS, INC., an Ohio corporation having offices at 2401 N. Willow Road, Urbana, Illinois 61801 ("Seller"), and ADVANCED LIGHTING TECHNOLOGIES, INC., an Ohio corporation having offices at 32000 Aurora Road, Solon, Ohio 44139 ("ADLT").


                                   WITNESSETH:

         WHEREAS, Purchaser purchased certain metal halide pellets, sodium-mercury amalgams and other materials from Seller pursuant to the Metal Halide Purchase Agreement (the "MH Purchase Agreement") dated January 1, 1989 and the Amalgam Purchase Agreement dated April 24, 1987 (the "Amalgam Agreement"); and

         WHEREAS, although the MH Agreement and the Amalgam Agreement expired on November 30, 1998 and December 31, 1998, respectively, Purchaser has continued purchasing Product (defined below) from Seller; and

         WHEREAS, Purchaser and Seller have agreed to replace the MH Purchase Agreement and the Amalgam Agreement with this Lamp Materials Purchase Agreement (which is and shall be deemed to be an agreement supplementary to the License Agreement defined below, as contemplated by section 365 of Title XI of the U.S.
Code), and to enter into a Know How and Patent License and Technical Assistance Agreement (the "License Agreement") pursuant to which, among other things, Purchaser has a non exclusive right to use the Know How Record (defined below) under the conditions specified therein.

         NOW THEREFORE, in consideration of the foregoing, and the mutual promises hereinafter contained, the parties hereto agree as follows:


         1. DEFINITIONS. For purposes of this Agreement:

         "Change of Control" shall mean with respect to an entity, any of the following: (a) any person or group of persons shall have acquired beneficial ownership (as defined in Rule 13d-3, promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of the issued and outstanding shares of common stock of the entity, (b) the entity shall be a party to a merger or consolidation in which it is not the survivor or in which the entity's shareholders immediately prior thereto own less than a majority of the outstanding voting stock of the survivor, or (c) the entity shall have sold, leased or otherwise transferred all or substantially all of its assets in one transaction or a series of related transactions.

         "Consignment Agreement" shall mean the Consignment Agreement between Purchaser and Seller, substantially in the form of EXHIBIT "D" hereto, which is and shall be deemed to be an agreement supplementary to the License Agreement, as contemplated by section 365 of Title XI of the U.S. Code.

         "Know How Record" shall have the meaning ascribed to it in the License Agreement, as such record has been and continues to be updated from time to time, and shall include a written description that clearly defines the processes, procedures, quality systems, equipment and apparatus used from time to time in the production of metal halide pellets and sodium mercury amalgams. The Know How Record will at all times enable technicians to produce Products to the desired specifications.

         "Products" shall mean metal halide pellets and sodium amalgams covered by the Specifications (defined below) that are used as part of the fill in high intensity discharge lamps for general lighting purposes manufactured by Purchaser, and such other materials and products that are listed on EXHIBIT "A", as such exhibit may be updated from time to time by mutual agreement of the parties.

         "QPS" shall mean the Quality Procurement Specification of Purchaser which includes both the Product specifications currently being required by Purchaser (the "Specifications") and the procedural requirements which are currently being utilized by Purchaser and Seller for Products, as each of the same may be modified from time to time by mutual agreement of the parties.


         2. SCOPE. All purchases of Products by Purchaser shall be subject to the terms and conditions of this Agreement and the Consignment Agreement. In the event of any inconsistency between any provisions of Purchaser's purchase orders or releases (except provisions specifying the types and quantities ordered, delivery dates and the method of shipment), or any provisions of any Seller's quotation, proposal, acknowledgement, acceptance, invoice, or any other writing issued in connection herewith and this Agreement and the Consignment Agreement, this Agreement and the Consignment Agreement shall prevail.

         3. SALE AND PURCHASE OBLIGATIONS. During the term of this Agreement:

         (a) Seller agrees to sell to Purchaser one hundred percent (100%) of Purchaser's requirements for Products and Purchaser agrees that at least fifty percent (50%) of Purchaser's total requirements for metal halide pellets and sodium amalgams (by volume) in each year will be purchased from Seller (Purchaser's "Annual Purchase Obligation").

         (1) Within thirty (30) days of a request from Seller received by Purchaser on or before January 31 of a year, Purchaser shall deliver Seller a statement from its Sourcing Manager confirming that Purchaser fulfilled its Annual Purchase Obligation for the prior year.

         (2) In the event that Purchaser does not fulfill its Annual Purchase Obligation for any year (a "Deficiency"), Purchaser may cure such failure in the next succeeding year by purchasing an aggregate amount of Product (by volume) equal to the Deficiency, in addition to its Annual Purchase Obligation for such succeeding year.

         (b) Seller agrees that from the ninetieth (90th) day following the date of this Agreement and thereafter Seller shall at all times maintain at a location that is protected from fire, theft and other comparable risks in a manner that is reasonably acceptable to Purchaser, an inventory of quality approved Products specifically for supplying Purchaser (the "Product Inventory"). The amount of the Product Inventory shall at all times be no less than the amount that Purchaser has ordered in the immediately preceding sixty
(60) day period. Seller shall provide written certification semi-annually to Purchaser that such stock is in place and fairly represents a reasonable mix of the different product types based on the Purchaser's consumption during the immediately preceding sixty (60) day period.

         (c) Seller agrees to maintain and hereby acknowledges its relationship with a secondary producer of Products (i.e., Aldrich-APL, L.L.C.), which secondary producer is capable of fulfilling the requirements of this Agreement if for any reason Seller is unable to do so.


         4. SPECIFICATIONS; QPS. (a) All Products supplied by Seller shall be in the form of and must strictly conform to the Specifications and the QPS.

         (b) In order to monitor the implementation and ongoing execution of six sigma processes in the manufacture of Products, Seller agrees to conduct a minimum of one technology review per year at Seller's factory premises which will serve to update Purchaser on the processes, quality systems, equipment and apparatus used in manufacturing Products. This review will include close inspection of the production process in operation and will be deemed to be Proprietary Information as defined in section 8(a) of this Agreement. The timing of such reviews will be mutually agreed upon by each party at least 30 days in advance.

         5. PRICES. (a) The price, excluding all state, federal and local taxes, for all Products during the term of this Agreement shall be as detailed in EXHIBIT "B". Prices are FOB Seller's dock, with the terms of payment referred to in paragraph 4 of the Consignment Agreement being 1.5%, 15 net 60 days.

         (b) If Purchaser requests Product having less than 100 grams per vial, the prices set forth in EXHIBIT "B" for that Product will be increased to include an ampouling charge at the rates set forth in EXHIBIT "C" attached hereto.

         6. TERM. This Agreement shall become effective on the date of the last signature hereto and shall, unless terminated earlier pursuant to the terms of this Agreement, have a term of five (5) years. Thereafter, it shall automatically renew for consecutive five (5) year terms unless any one of the following occurs: (1) this Agreement is replaced by another Agreement; or (2) this Agreement is terminated by written notice delivered by either Seller or Purchaser at least one hundred and eighty (180) days before the expiration of the five (5) year period. Upon a renewal of this Agreement pursuant to this
Section 6, the pricing of the Products shall remain at the prices set forth in EXHIBIT "B".

         7. TERMINATION.

         (a) Purchaser may terminate this Agreement if Seller fails to deliver to Purchaser, within sixty (60) days of the date specified in any purchase order of Purchaser, qualified, existing Products complying with the QPS and Specifications applicable to such order; PROVIDED, HOWEVER, if failure of delivery is caused by an extraordinary event beyond the reasonable control of Seller and without the gross negligence of Seller, then the sixty (60) day period shall be extended to one hundred twenty (120) days.

         (b) Either party may terminate this Agreement upon prior written notice to the other party in the event of the occurrence of a material breach by the other party of any of the terms and conditions of this Agreement, which breach has continued unremedied for forty five (45) days after receipt of notice thereof (which notice shall specify the material breach).

         8. PROPRIETARY INFORMATION.

         (a) For purposes of this Agreement, the term "Proprietary Information" is understood to mean technical information and data made available by one party to the other in written, machine recognizable, graphic or sample form including, without limitation, drawings, photographs, sketches, models, mockups, and design or performance specifications, provided such information is clearly and conspicuously labeled with "Proprietary Information" or other equivalent legend. Proprietary Information is also understood to include such information and data disclosed orally or visually, provided that it is identified at the time of disclosure as proprietary and, provided further, that within thirty (30) days thereafter, a written summary of such oral or visual disclosure bearing the aforesaid type of label or legend, is provided to the receiving party.

         (b) Proprietary Information furnished hereunder shall be:

             (1) used by the receiving party solely for the purpose of this Agreement; and

             (2) held in confidence for the term of this Agreement and ten (10) years after its termination.

Except as provided in the License Agreement, such Information shall not, without prior written consent of the disclosing party, be used in connection with the manufacture or purchase of metal halide pellets or sodium amalgam products for or from any third party or for any other purpose unrelated to this Agreement. Moreover, within the receiving party, dissemination of Proprietary Information of GE or Proprietary Information of Seller will be restricted to those employees involved in performance of this Agreement and who have been informed of the terms and conditions hereof.

         (c) Notwithstanding the above stated obligations of restricted use and confidentiality, the receiving party will not be liable for disclosure or use of such party of the information which it can establish by tangible evidence:

             (1) was rightfully in its possession or known to it prior to receipt from the disclosing party;

             (2) is or becomes known to the public through disclosure in a printed publication or in an issued patent (without breach of the receiving party's obligations hereunder);

             (3) was rightfully acquired by the receiving party from a third party, which generated such information independently of Proprietary Information;

             (4) was necessarily disclosed by its use or embodiment in a product that has been placed in commerce by the disclosing party; or

             (5) was independently developed by the receiving party provided that the person or persons developing the same have not had access to Proprietary Information.

         (d) All Proprietary Information shall remain the property of the disclosing party. Upon demand, all Proprietary Information and any copies shall be immediately returned, including any written notes which may have been made regarding same, to the disclosing party.

         (e) No rights or obligations other than those expressly recited herein are to be implied. No license is hereby granted or implied, by estoppel or otherwise, under any patents (existing or future) or for any use of Proprietary Information except such use as is expressly contemplated by this Agreement and the License Agreement.

         9. WARRANTY. Seller warrants that any Products sold hereunder will be free from defects in title, workmanship, and materials and will conform to the Specifications. This warranty does not apply to defects caused by abuse, misuse, neglect, improper application, or alteration. Seller will require the return of Products claimed to be defective for examination. Provided that the Products are stored as provided in the QPS and Specifications, this warranty shall apply to Products, which are first claimed to be defective within one year after their date of delivery to Purchaser.

SELLER MAKES NO OTHER WARRANTIES OTHER THAN THOSE SET FORTH HEREIN (INCLUDING, WITHOUT LIMITATION, THE QPS AND SPECIFICATIONS) AND THESE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER EXPRESSED OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

         Seller's obligation under this warranty is expressly limited to replacement of Products involved, or if Seller is unable to replace such Products, to refund the then current market sales price for the Products involved. The alternative remedies granted herein shall be Purchaser's, and anyone claiming under or through Purchaser, exclusive remedies. Seller will not be liable in any case for any loss of use, revenue, or profit, or any consequential damages arising out of, in connection with, or resulting from, the Products or any defects therein, even if Seller has been advised of the possibility of such potential damages.

         10. INSPECTION. All Products shall be subject to inspection and test as provided for in the QPS and Specifications. If any of the Products are not in conformity with the Specifications, Purchaser in addition to any other rights it may have, may (a) reject the Products and return them, (b) re-inspect the Products at Seller's expense or (c) waive the defects and equitably reduce the price. If Purchaser does not inspect the Products or give notice of their rejection within sixty (60) days after their receipt, such Products shall be considered accepted. Purchaser's failure to inspect or reject any products shall not relieve Seller from its obligations under this Agreement.

         11. COMPLIANCE WITH THE LAWS. Seller agrees to comply with the applicable provisions of any federal, state or local law or ordinance and all lawful orders, rules, and regulations issued thereunder and any provisions, representations or agreements, or contractual clauses required thereby to be included or incorporated by reference or operation of law in the contract which results from acceptance of any order and dealing with the Equal Opportunity (Executive Order 11245 as amended by Executive Orders 11375 and 12086), Employment of Veterans (Executive Order 11701), Employment of Handicapped (Executive Order 11758 as amended by Executive Order 11867), Employment Discrimination Because of Age (Executive Order 11141), Utilizations of Disadvantaged Business Enterprises (Executive Order 11625 and Public Law 95.507). Seller certifies that with respect to orders which exceed $10,000 it is in compliance with the requirement for non-segregated facilities set forth in 41 0CFR Chapter 60-18.


         12. CHANGE OF CONTROL: TRANSFER OF SELLER. In the event there is a Change of Control of Seller or ADLT proposes to sell, transfer or otherwise dispose (a "Transfer") of Seller to any third party (whether as an asset or stock transfer, or singly or as a part of a larger transaction, or otherwise), Purchaser will have the sole right to continue or terminate this Agreement. Purchaser may exercise this right to terminate in whole only and not in part, by written notice to Seller and ADLT within sixty (60) days after being notified of the circumstances of the Change of Control or Transfer of Seller and the terms and conditions thereof. Purchaser's failure to provide notice of termination within such sixty (60) days shall be deemed to be Purchaser's election to continue this Agreement in accordance with its terms.

         13. RIGHT OF FIRST REFUSAL. (a) In the event that ADLT receives and proposes to accept a bona fide offer (an "Offer") from any third party lighting products competitor of Purchaser (an "Offeror") for the purchase of all or substantially all of Seller (whether as an asset, stock transfer, or otherwise) then, in addition to the rights specified in Section 12:

          (1) ADLT will deliver a written notice of the Offer to Purchaser specifying the identity of the Offeror, the proposed price and other relevant terms and conditions of the Offer, a copy of which will be included with the notice.

          (2) Purchaser will have the right, for a period of ninety (90) days following receipt of the notice referred to above (subject to any extension necessary to comply with any applicable regulatory requirement), to purchase Seller from ADLT at the price and on the other relevant terms and conditions contained in the Offer. Such right may be exercised by Purchaser by delivering written notice during such ninety (90) day period to ADLT of its election to make such a purchase. Notwithstanding the foregoing, if the Offer is not for cash, Purchaser will have the right to make such purchase for equivalent cash consideration as determined by an investment banking firm of national reputation chosen by mutual agreement of Purchaser and ADLT, which right Purchaser may exercise by delivering a written notice during the thirty (30) day period following receipt of such investment banking firm's determination.

          (3) ADLT shall, within thirty (30) days after receipt from Purchaser of its election to purchase, sell Seller to Purchaser at the price and on the terms and conditions set forth in subsection (2) above.

          (b) If Purchaser does not exercise its right to purchase pursuant to subsection (a) above, ADLT may sell such business to the Offeror, but only on the terms and conditions and at the price set forth in the Offer, PROVIDED, HOWEVER, that any such transaction shall be subject to the continuing rights of Seller pursuant to Section 12. If a sale or other transfer to the Offeror is not completed within 120 days following the end of the ninety (90) day period referred to in subsection (a)(2) above, ADLT may not sell or otherwise transfer Seller without again complying with the provisions of this Section 13.

          (c) Purchaser's rights under this Section 13 shall terminate upon termination of this Agreement for any reason.


          14. GENERAL.

         (a) The failure of each party to enforce at any time, or for any period of time, any of the provisions of this Agreement shall not be construed as a waiver of such provision or of the right of the party thereafter to enforce each and every such provision. Any waiver must be in writing, signed by the party to be bound thereby. Any waiver of any term or condition of this Agreement shall not be construed to be a waiver of any other term or condition or a waiver of the same term and condition subsequently to be kept and performed.

         (b) Neither this Agreement nor any rights or obligations hereunder may be assigned, subcontracted or otherwise transferred by either party without the prior written consent of other; PROVIDED, HOWEVER, that Purchaser may assign its rights and obligations to an entity acquiring the metal halide lamp manufacturing business of Purchaser, without prior written consent of Seller, if the proposed assignee accepts in writing the provisions of this Agreement and becomes, in all respects, bound thereby in the place and stead of Purchaser.

         (c) Except with regard to the provisions of the Consignment Agreement and the License Agreement, this Agreement embodies the entire agreement of the parties with respect to the subject matter hereof and supersedes and cancels any and all prior understandings and/or agreements.

         (d) This Agreement may not be modified except in writing signed by an authorized representative of each party hereto.

         (e) The headings of the various Articles of this Agreement are inserted only for the convenience of the parties in locating a particular provision and shall not limit or be utilized in construing the meaning of any Article.

         (f) The law of the State of Ohio shall govern the interpretation and application of this Agreement without regard to its conflicts of law provisions.

         (g) All notice under this Agreement shall be in writing and directed to the parties hereto at the address below:

                  For Purchaser:

                           GE Lighting
                           Nela Park
                           Cleveland, Ohio 44112
                           Attention:  James G. Gerson, Global Sourcing Mgr.

                  For Seller:

                           APL Engineered Materials, Inc.
                           2401 North Willow Road
                           Urbana, Illinois 61810
                           Attention:  James L. Schoolenberg, President

or at such other address which the parties may hereafter specify by written notice.

         (h) Sections 8 and 9 shall survive any termination of this Agreement.

15. ENTIRE AGREEMENT. This Agreement, the Consignment Agreement, the License Agreement and the Exhibits attached hereto and thereto contain the entire and only agreement between the parties with regarding to the subject matter hereof, there being merged herein all prior and collateral representations, promises and conditions in connection with said matter and any representation, promise or condition not, incorporated herein or made a part hereof shall not be binding upon either party.



         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized representatives.


GENERAL ELECTRIC COMPANY                        APL ENGINEERED MATERIALS, INC.
GE Lighting


By: /s/ ROBERT H. SWAN                          By: /s/ JAMES SCHOOLENBERG
    ------------------------                        -------------------------

Title:                                          Title: PRESIDENT
    ------------------------                           ----------------------

Date: 10/5/99                                   Date: OCTOBER 4,1999
    ------------------------                          -----------------------



ADVANCED LIGHTING TECHNOLOGIES, INC.

By: /s/ NICHOLAS R. SUCIC
    -------------------------

Title:
      -----------------------

Date:
      -----------------------

                                   EXHIBIT A
                                   ---------


-------------------------------------------------------------------------------------------------------------------
GE LOCATION         MATERIAL DESCRIPTION                            RESOURCE NO.           SPECIFICATION NO.
-------------------------------------------------------------------------------------------------------------------
Ravenna              #10 Iodide 2.0mg                                 3725788                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              #15 Iodide 1.0mg                                 3722685                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              #16 Iodide 9.0mg                                 3710135                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              #17 Iodide 2.0mg                                 3723344                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna               #5 Iodide 11.5 mg                               1753210                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna               #6 Iodide 11.0mg                                1755662                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna               #7 Iodide 10.6mg                                1885477                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              BaO2 Getter 0.2 gram BaO2                        3723774                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              BaO2 Getter 0.85 gram BaO2                       3724128                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              Cd-Hg Amalgam 3 mol% Cd Liquid                   3723980                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              Cd-Hg Amalgam 1 mol% Cd Liquid                   3724003                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              Sc chips 0.5 mg                                  3722651                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              Sc cubes 0.25mg                                  9844813                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              Ba2CaWo6 8-14 Micron                             3720887                 33-BA-16B
-------------------------------------------------------------------------------------------------------------------
Ravenna              Na-Hg 17:83 wt% 3.3 mg                           2348193                 34-04-017
-------------------------------------------------------------------------------------------------------------------
Ravenna              Na0Hg 25:75 wt% 3.3mg                            2598889                 34-04-017
-------------------------------------------------------------------------------------------------------------------
Ravenna              Na-Hg 10.1:89.9 wt% 5.0mg                        3480035                 34-04-017
-------------------------------------------------------------------------------------------------------------------
Ravenna              Na-Hg 12.5:87.5 wt% 4.8mg                        2655928                 34-04-017
-------------------------------------------------------------------------------------------------------------------
Ravenna              #8 Iodide 10.6mg                                 3724417                 Preliminary
-------------------------------------------------------------------------------------------------------------------
Ravenna              #9 Iodide 9.0mg                                  3724962                 Preliminary
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT A
                                    ---------


-----------------------------------------------------------------------------------------------------------------------------------
GE LOCATION            MATERIAL DESCRIPTION                          RESOURCE #                   SPEC. #         AMPOULING
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Zn-Hg "HTS" 50:50 wt% 8mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Na-Hg 17:83 wt% 3.3mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Na-Hg 17:83 wt% 5mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Na-Hg 20:80wt% 3.3mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Na-Hg 20:80wt% 5mg/pellet                                                                        25 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Na-Hg 25:75 wt% 3.3mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          NaI 99.999% 12.6mg/pellet                                                                        25 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Ba2CaWO6 8-14 micron
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Dy-Ho chips 50:50wt% 2.2mg + 0.2mg
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Dy-Ho chips 50:50wt% 0.6mg + 0.02mg
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Dy-Ho chips 50:50wt% 0.56mg + 0.02mg
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          Dy-Ho chips 50:50wt% 4.8mg + 0.2mg
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          HgI2 99.999% 0.9mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          HgI2 99.999% 0.97mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          HgI2 99.999% 0.6mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
TUNGSRAM          HgI2 99.999% 0.1mg/pellet
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         NAi-sCi3-THi4 85.9:12.3:1.8 WT% 10.6MG                                         1885477           100 g/vial
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         CsI 1mg                                                                        51010954          10 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         DyBr3 1.1mg                                                                    51011319          2 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         GaI3 0.5mg                                                                     51012512          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         FeI2 2.5mg                                                                     51013312          2 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         LiI 2.0mg                                                                      51014525          5 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgBr2 1.0mg                                                                    51014951          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2 1.0mg                                                                     51014954          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2 2.12mg                                                                    51014956          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2-HgBr2 20:80 wt% 1.0mg                                                     51014957          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgC12 3.5mg                                                                    51014958          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgBr2 0.25mg                                                                   51014960          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         Na-T1-Ga 10:62:28 wt% 1.0mg                                                    51014965          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2-HgBr2 76:24 wt% 1.0mg                                                     51014966          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2 0.2mg                                                                     51014970          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER         HgI2 0.82mg                                                                    51014972          1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT A
                                    ---------


-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-ScI3-ThI4-T1I 75.1:18.5:3.9:2.5 wt% 0.2mg                               51014973           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            RbI 2.0mg                                                                   51016904           5 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-ScI3 80:20 wt%  11.0mg                                                  51017371           15 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-T1Br 66.7:33.3 st% 1.0mg                                                51017386           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-InI-T1Br  25.3:33.8:40.9 wt% 1.0mg                                      51057389           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaBr 0.55mg                                                                 51017391           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-T1Br 83:17wt% 0.6mg                                                     51017392           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-T1Br 85.9:14.1 wt% 3.0mg                                                51017393           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-InI-T1Br 60:20:20 wt% 1.0mg                                             51017394           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI 0.87mg                                                                  51057398           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-T1Br 83:17wt% 0.93mg                                                    51017399           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaBr-NaI 66.7:33.3wt% 0.6mg                                                 51017400           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            NaI-T1I-DyI3-HoI3-TmI3 66.8:9.2:12:6:6 0.3mg                                51057402           2 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            ThI4 0.5mg                                                                  51017747           2 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            ThI4 1.0mg                                                                  51017754           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            T1Br 0.25mg                                                                 51017755           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Na-T1-Ga 4:64:32 wt% 2.7mg                                                  63990018           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sc chips 0.2mg                                                              63990023
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sc chips 0.7mg                                                              63990025
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sc cubes 0.25mg                                                             63990028
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sn 0.3mg                                                                    63990701           10 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sn 1.2mg                                                                    63990703           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            Sn-T1-In 63.6:27.3:9.2 wt% 0.84mg                                           63990704           1 g/vial*
-----------------------------------------------------------------------------------------------------------------------------------
LEICESTER            BaO2 Getter 0.85 gram BaO2                                                  99990080
-----------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT B

         The purchase prices referred to in section 5 of the Lamp Materials Purchase Agreement for Products shall be the prices agreed on by the parties from time to time.



                                    EXHIBIT C

         The ampouling charge for Product from the Ravenna facility (or successor facility) shall be $15.00 per vial applied for releases (shipments) of less than 100 grams per vial. The ampouling charge of $15.00 per vial is included in the per gram price for the Products marked with an asterisk from the Tungsram and Leicester facilities (or successor facilities).

                                                                       Exhibit D

                                    AGREEMENT
                                    ---------

THIS CONSIGNMENT AGREEMENT (hereinafter "Agreement") is entered into as of this fourth day of JANUARY, 1999, between, APL Engineered Materials, Inc. (hereinafter "Consignor'), located at 2401 N. Willow Road, Urbana, IL 61802-7332, and GE Lighting, (hereinafter "Consignee"), located at Nela Park, 1975 Noble Road, Mail Stop 327 D, Cleveland, Ohio 44112-6300.

In consideration of the mutual promises made herein, it is agreed as follows:

1. CONSIGNMENT STOCK. Consignor will maintain a consignment stock of "Halide Pellets" (hereinafter Consignment Stock") in the warehouse of Consignee located at GE Lighting, Ravenna Lamp Plant, 6800 North Chestnut Street, Ravenna, Ohio 44266. Consignee may place orders upon Consignor for consignment stock either verbally or in writing, however, if the order is placed verbally, a written confirmation or purchase order of said order shall be provided to Consignor. Consignee shall receive such consignment stock and furnish Consignor with a copy of the signed packing slip for each shipment of consignment stock. The shipping papers shall note that such shipments are for the "consignment stock". As owner and holder of title to said consignment stock, Consignor may at any time, and at Consignor's sole discretion, request return of any consignment stock.

2. Title. Title to the consignment stock shall be vested in Consignor until said stock is withdrawn by any party other than Consignor from the consignment storage area as described herein. A withdrawal shall be considered to have taken place when any package of consignment stock is opened, at which time the entire contents of the opened package should be physically removed from the consignment storage area reserved for Consignor. When making withdrawals from consignment, Consignee will endeavor to apply the first-in-first-out rule by withdrawing consignment stock in the order that it was received from Consignor. Consignee agrees that it will not perform any acts or make any representations which could cause Consignee's creditors, potential creditors, customers or the general public to believe that the stock in the consignment storage area is owned by Consignee.

3. STORAGE. Consignee will receive the consignment stock from Consignor and, without expense to Consignor, will (a) hold and care for the consignment stock as the property of Consignor; (b) keep the consignment stock in a location which is physically separate and distinct from the Consignees property or the property of Consignee's suppliers or other consignors (referred to in this Agreement as the "consignment storage area"), at all times maintaining identification markings on the consignment stock indicating that said stock is the property of Consignor; (c) post a large sign evidencing the consignment arrangement and stating that Consignor is the owner of the property, and containing the following information:

          "This property is on consignment."
          Any matter relating thereto should be directed to: Karen Edmondson

(d) keep the consignment stock in a safe, secured and protected storage area; and (e) maintain the consignment stock in good condition and in such manner as to be accessible for ready inspection and identification thereof by Consignor, its employees or agents.

4. PAYMENT FOR STOCK WITHDRAWN FROM CONSIGNMENT. Consignee shall notify Consignor on a monthly basis of consignment stock that has been withdrawn from the consignment storage area. Consignor will invoice Consignee for any consignment stock which has been withdrawn and Consignee shall be required to pay the invoiced amount for such consignment stock under the terms of sale then existing between Consignor and Consignee. Consignee shall be required to keep records of the location of any consignment stock which has been withdrawn from the consignment storage area and not paid for by Consignee, and shall make said records available upon request by Consignor, its employees or agents.

5. INVENTORY. Consignee agrees that Consignor shall be entitled to enter the premises of Consignee at least once per year for the purpose of taking a physical inventory of the consignment stock, which date shall be mutually agreed upon between the parties. Consignor shall have the right to immediately invoice Consignee for any consignment stock which is not present in the consignment storage area when the inventory is taken, and has not already been paid for by the Consignee, and Consignee shall be required to pay the invoiced amount under the terms of sale then existing between Consignor and Consignee.

6. BOOKS/RECORDS. Consignee will keep correct books of account of all consignment stock, including records of all receipts and withdrawals therefrom. All such books and records and other documents pertaining thereto shall be open to inspection by Consignor or its agents at any time during normal business hours. Consignor will also maintain an accounting of consignment stock received and withdrawn by Consignee. Such accounting will be based on shipments and monthly inventory reports.

7. TAXES. Consignor shall be liable for all personal property or similar taxes levied by any governmental agency. Consignee shall not include any consignment stock owned by Consignor and maintained on Consignee's premises in Consignee's inventory for the payment of personal property taxes. Consignee will notify Consignor of the amount of consignment stock owned by Consignor and not withdrawn by Consignee which is subject to personal property or similar taxes levied by any governmental agency and Consignor will pay all such taxes directly to the appropriate taxing agency. If Consignee includes consignment stock owned by Consignor in Consignee's inventory for personal property tax purposes, Consignee shall not seek reimbursement from Consignor for such payments, nor shall Consignee offset any such payments made against any amounts due Consignor for consignment stock.

8. LOSS/DAMAGE. Consignee shall be required to obtain and keep in force, at its expense, insurance to cover damage to the consignment stock from theft, fire or acts of God, with Consignor being the named beneficiary of said insurance. At Consignor's request, Consignee shall immediately furnish proof of such insurance. Any damage to the consignment stock while it is in Consignee's possession up to, until and after title passes to Consignee, shall be the responsibility of Consignee.

9. DEFAULT. In the event of default by Consignee under this Agreement, or in the event of termination of this Agreement, Consignor or its agents shall have the right to enter into any place where the consignment stock is located and take possession of and remove all or part of the stock.

10. DELAYS. Consignor shall not be held responsible for delays in shipment of orders received hereunder.

11. TERM. This Agreement shall continue in force for five (5) years or until it is terminated. This Agreement may be terminated by either party upon giving sixty (60) days notice in writing addressed to the other party and posted by registered mail, provided, however, that Consignor reserves the right and option to declare the immediate termination of the Agreement if Consignee at any time is in default under this Agreement or, in the opinion of Consignor, has become insolvent or is in imminent danger of becoming insolvent. If this Agreement is terminated by Consignee, Consignee will pay costs of removal of the consignment stock to the point from which it was shipped or any other reasonable location specified by Consignor.

If this Agreement is terminated by Consignor, Consignor will pay costs of removal of consignment stock from Consignee's premises. provided, however, that Consignee will pay such costs if Consignors termination is due to any default by Consignee under this Agreement.

Regardless of which party terminates this Agreement, Consignor shall immediately invoice Consignee for all consignment stock withdrawn by Consignee prior to the date of termination of this Agreement, and all such invoices and any outstanding invoices for consignment stock shall become immediately due and payable.

12. RETURNS AND CANCELLATION. No returns of the consignment stock will be accepted by Consignor without the prior approval of Consignor. Any orders placed by Consignee for the consignment stock will not be subject to cancellations.

Any goods to be shipped back to Consignor under the terms of this Agreement must be returned to the point from which it was shipped or any other reasonable location specified by Consignor, and shall be shipped FOB delivered destination.

If under the terms of this Agreement, consignment stock is to be shipped back to Consignor, and said shipment is not made when required, Consignor shall have the right to enter the Consignment storage area and take possession of and remove any or all of the consignment stock. Removal of the consignment stock by Consignor shall not be deemed a waiver of any other right Consignor may have under this Agreement, and Consignor shall be entitled to reimbursement from Consignee for any costs incurred by Consignor to remove said consignment stock which Consignor would not otherwise be required to assume under this Agreement, including reasonable attorney's fees and court costs.

13. PRICES. All prices and terms of sale for the consignment stock shall be separately agreed to by the parties to this Agreement.

14. FINANCING STATEMENTS. Consignee will execute such financing statements and other assurances and documents as Consignor shall reasonably deem appropriate to protect its ownership of consignment stock against claims of creditors and other persons or entities not a party to this Agreement.

15. NOTICE. All reports or notices to be furnished to Consignor under this Agreement shall be mailed or otherwise delivered to:

          APL Engineered Materials, Inc.
          2401 N. Willow Road
          Urbana, IL 61802-7332
          Attn: Jim Schoolenberg

or to such other address as Consignor notifies Consignee in writing. Notices to Consignee must be mailed or otherwise delivered to:

          GE Lighting
          Ravenna Lamp Plant
          6800 North Chestnut Street
          Ravenna, Ohio 44266
          Attn: Karen Edmondson

All payments to be made by Consignee to Consignor pursuant to this Agreement shall be made by Consignee to the location specified on Consignor's invoice for the payments in question.

16. BENEFIT. This Agreement is personal to the parties and no rights pertaining thereto are assignable by Consignee, in whole or in part, unless by written consent of Consignor.

17. AMENDMENT. This Agreement sets forth the entire understanding and agreement between the parties with reference to the subject matter hereof and may not be altered, amended or modified except in writing signed by both parties hereto.

{intentionally left blank}

18. GOVERNING LAW. This Agreement shall be construed in accordance with, and governed by, the internal laws of the State of Ohio without giving effect to the conflict of law provisions.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the day and year first above written.


CONSIGNEE:                        GE LIGHTING
                                  By:
                                      -------------------------
                                           James G. Gerson

                                  Title: Global Sourcing Manager - Metals


CONSIGNOR:
                                  By
                                      -------------------------
                                  Title
                                        -----------------------

(GE logo)                                                      GE Lighting
----------------------------------------------------------

                                            North American Production Department
                                                                      Plant
                                            General Electric Company
                                            ( )     -
                                            Date:
                                                  -----------------------



Subject:  PURCHASES OF
          REFERENCE P.O.

          Transaction for Month of ______________, 199_

1.   Material invoiced from last transaction month.          ______________ lbs.
     (Reported on Line #6 of letter dated __________.)


2.   Last period's ending perpetual inventory.               ______________ lbs.
     (Reported on Line #5 of letter dated __________.)

3.   Receipts during current transaction month.              ______________ lbs.
     (Material received on __________.)

4.   Total perpetual inventory. (Line #2 + Line #3)          ______________ lbs.

5.   Ending balance, inventoried on ____________.            ______________ lbs.

6.   Actual consumption during transaction month ________    ______________ lbs.
     (Invoice this quantity; Line #4 - Line #5.)

If you have any questions regarding the above items, feel free to call.

                                          Sincerely,